# KONA GRILL

## Investor Presentation

January 2019

# Important Cautions Regarding Forward-Looking Statements

This presentation contains forward-looking statements. These statements relate to future events or expectations regarding our future financial performance. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors. The following factors, among others, could cause our actual results and performance to differ materially from the results and performance projected in, or implied by, the forward-looking statements: the impact general economic conditions have on consumer discretionary spending, if restaurant sales decrease; a decline in traffic to activity centers surrounding our restaurants; the effect of growth on our infrastructure, resources, and existing restaurants; failure to satisfy financial covenants under our credit facility; the impact of supply shortages and food costs in general; our ability to protect trademarks and other proprietary information; the impact of litigation; negative publicity surrounding our restaurants or the consumption of our food products in general; the impact of federal, state, or local government regulations; labor shortages or increases in labor costs; economic and political conditions generally; and the effect of competition in the restaurant industry.

We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in, or implied by, these forward-looking statements, even if new information becomes available in the future.


KONA GRILL
Scottsdale | 1998



# Where it all started

Founded on the idea that **a bar is the energy of a restaurant**, Kona Grill rose to go-to-destination fame by offering a fun and engaging atmosphere in strategically placed locations primed to drive high-volume sales.

This, paired with a diverse menu offering and an unbeatable food and beverage based Happy Hour, paved the road for multiple, successful dayparts.

# Strong Unit Performance

*Source: 2007 SEC filings, estimates calculated from data obtained from SEC filings and includes only comparable base stores.*



$1,000
$800
$600
$400
$200
$0
Sales per square foot
$626
$674
$709
$770
$920
McCormick & Schmick's
BJ's Restaurant & Brewhouse
Kona Grill
P.F. Chang's
The Cheesecake Factory

# Rapid Sales Growth

driven by unit expansion

**32%**
CAGR



$80
$60
$40
$20
$0
Restaurant Sales (millions)
$25
$37
$50
$70
$76
2004
2005
2006
2007
2008

# Same-Store Sales Growth

Strong consumer appeal with solid unit level growth



8%
6%
4%
2%
0%
-2%
-4%
-6%
-8%
7.3%
4.2%
4.0%
2.7%
(7.2%)
2004
2005
2006
2007
2008

*Note: Includes only restaurants opened for more than 18 months*

# Attractive Restaurant Operating Profit Margin

Well developed model generates high unit level returns

*Source: Third quarter 2008 Form 10-Q*


20%
15%
10%
5%
0%
12.3%
16.6%
17.0%
17.8%
18.3%
McCormick & Schmick's
The Cheesecake Factory
P.F. Chang's
Kona Grill
BJ's Restaurant & Brewhouse

KG

# Strong G&A Leverage

Provide opportunity for EBITDA growth


15%
10%
5%
0%
% of Restaurant Sales
12.5%
11.3%
9.6%
9.6%
8.1%
2005
2006
2007
2008
2009

*Note: G&A excludes separation, 123R, and Rights plan expenses*

# Compelling Unit Level Economics

Quality site selection and effective execution leads to superior returns

($ in thousands)

| | Comparable Units[1] | Targeted Economics[2] |
|---|---|---|
| Restaurant Sales | $4,400 | $4,500 |
| Net Cash Investment[3] | $2,300 | $2,500 |
| Restaurant Cash Flow | $975 | $875 |
| % Margin | 22% | 19% |
| Cash Return on Cash Investment | 42% | 35% |

(1) Figures reflect averages for the 14 stores in the comparable base as of 12/31/08
(2) After second year of operations
(3) Net of landlord tenant improvement allowance and excluding pre-opening expenses




# Erosion of Core Values



# Kona Today

- Moved away from coveted scratch menu offerings and eliminated fan favorites
- Recent menu rollouts were not well received and adversely impacted sales
- Removal of the wildly-famous Happy Hour offerings drove loyal patrons to look elsewhere for alternative options
- The focus on rapid growth had a negative impact on real estate site selection, which contributed to underperforming units
- Previous management opted to understaff restaurants, which has led to longer wait times and poor customer service




# Tomorrow's Kona

# Back to the Basics



# A Renewed Focus

Kona is in the early stages of **a renewed focus** on the principles and practices that propelled its initial success:

- A devotion to once again offering an industry-leading food and beverage Happy Hour program that converts bar patrons to dinner guests.
- A menu that offers a strong value proposition and the return of fan favorites.
- A change in leadership which includes the return of Kona Grill founders and veterans.

# Bring Back the Margarita

## Value-Driven Happy Hour Food and Drink Menu

---

## Kona's Famous Margarita Returns

---

## Expansion of Happy Hour Times to Drive Late Night and Weekend Sales



## Kona Grill is in the process of **re-introducing standards and implementing a new menu** that will drive sales and frequency once implemented.

- Competitive menu pricing will once again offer our guests a strong value proposition.
- Improvements in purchasing, customer service, operational excellence and menu execution will ensure a consistent brand experience.
- The continued focus on Happy Hour and value driven offerings will likely convert infrequent guests to loyal patrons.

# Leadership & Ownership

**Kona Grill founders & previous key employees return to restore the core competencies that made Kona Grill successful**

---

**Kona Directors own 40% of the company**

---

**These commonly aligned interests position Kona to overhaul operations, improve the guest experience and enhance financial performance**



## Marcus Jundt

***Co-Founder and CEO***

Founder and CEO of WHC, a company with a portfolio of 50+ restaurants | Entrepreneur who has built more than 25 successful businesses

## Greg Snodgrass

Co-founder of Kona Grill | President of WHC | 30+ years of restaurant experience

## Dennis Pacifico

Previous Kona Grill District Manager | VP of Operations of WHC | 30+ years of industry experience

## Angel Cervantes

Previous Executive Chef of Kona Grill | Executive Chef of WHC | 20+ years of industry experience

## Christi Hing

CFO of Kona Grill | 20+ years of finance and accounting experience





# Financial Overview

# Revenue

| Year | # of Units |
|---|---|
| 2013 | 25 |
| 2014 | 30 |
| 2015 | 37 |
| 2016 | 45 |
| 2017 | 46 |
| 2018 | 42 |



$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Sales (millions)
$98.3
$119.1
$143.0
$169.5
$179.1
$156.9
2013
2014
2015
2016
2017
2018
(estimated)

# Same-Store Sales



14%
10%
6%
2%
-2%
-6%
-10%
-14%
1.14%
3.8%
2.0%
0.5%
(5.9%)
(12.3%)
2013
2014
2015
2016
2017
2018
(estimated)

# Restaurant Operating Profit Margin

- Significant opportunity to drive margin improvement via operational efficiencies
- Underperforming units have negatively impacted margins in 2016, 2017, and 2018


20%
15%
10%
5%
0%
18.4%
18.0%
16.2%
14.7%
10.7%
11.5%
2013
2014
2015
2016
2017
2018
(estimated)

# G&A Expenses

Primary headcount in place; expect to continue to cut G&A through improvements to operational efficiencies



10%
5%
0%
% of Revenue
8.0%
9.0%
8.8%
7.8%
7.5%
7.5%
2013
2014*
2015*
2016
2017
2018
(estimated)

** Included additions to headcount to support growth initiatives*

# EBITDA*

** EBITDA excludes one-time items such as lease termination costs*


$10
$8
$6
$4
$2
$0
(in millions)
$9.0
$8.2
$5.9
$5.9
$4.8
$6.5
2013
2014
2015
2016
2017
2018
(estimated)

# Capitalization

Select Balance Sheet Items

*($ in millions)*

| | 12.31.16 | 12.31.17 | 12.31.18 |
|---|---|---|---|
| **Cash & Cash Equivalents** | **$3.5** | **$5.0** | **$2.0** |
| **Long-term Debt** | **$26.8** | **$37.8** | **$33.2** |

*(estimated)*





# Key Takeaways



- **Kona Grill founders** and previous key employees **have returned** to restore the core competencies that made it successful
- **A renewed focus** on the principles and practices that propelled Kona Grill’s initial success
- Reintroduction of the **wildly-famous Happy Hour** that converts bar patrons to dinner guests
- Competitive menu pricing will once again offer our guests **a strong value proposition**
- Improvements to operations and menu execution will provide **an enhanced customer experience**